                                                                    EXHIBIT 3.77

LINDA LINGLE                                                 MARK E. RECKTENWALD
 GOVERNOR                                                          DIRECTOR

JAMES R. AIONA, JR.                                         RYAN S. USHIJIMA
 LT. GOVERNOR                                         COMMISSIONER OF SECURITIES

                                 STATE OF HAWAII
                         BUSINESS REGISTRATION DIVISION
                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                        1010 RICHARDS STREET, P.O. Box 40
                             HONOLULU, HAWAII 96810

                          WWW.BUSINESSREGISTRATIONS.COM

         I, THE UNDERSIGNED DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS OF THE STATE OF HAWAII, HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND EXACT COPY OF:

The entire corporate file excluding corporate reports of U-HAUL OF HAWAII, INC., as the same appears on file and of record in this Department.

                                    IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY
                                    HAND AND AFFIXED THE SEAL OF THE DEPARTMENT
                                    OF COMMERCE AND CONSUMER AFFAIRS, AT
                                    HONOLULU, HAWAII.

                                    DATED: August 6,2003

                                        /s/ Mark E. Rechtenwald
                                        -----------------------

                                    DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS

File No. 57197D1                                      INTERNET FILING     *AGD*
Work Item ID. 0826200244272

                                STATE OF HAWAII
                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
              Mailing Address: P.O. Box 113600, Honolulu, HI 96810
                              Phone: (808) 586-2727
                               Fax: (808) 586-2733

                                 August 15 2002

U-HAUL OF HAWAII, INC.
LEGAL DEPT
2721 N CENTRAL AVE
PHOENIX ARIZONA 85004

Effective July 1, 2002, your type of business entity is required to have a registered agent. The registered agent may be an individual who resides in the State of Hawaii, a domestic or foreign entity authorized to transact business or conduct affairs in Hawaii. If the registered agent is an individual, it may be an officer, director or partner of your entity. See Act 130, 2002 Hawaii Session Laws.

You can designate a registered agent and provide the street address of its office by completing and filing this form or save time and postage by filing ONLINE (see instructions below), or faxing to the number above. The filing fee for the designation of registered agent shall be waived if filed on or before December 31,2002.

Designation of registered agent                     [X]   BUSINESS ENTITY (check
-------------------------------                           this box, if the
INFORMATION MUST BE TYPED                                 registered agent is a
                                                          business and not an
                                                          individual)


1.       Name of registered agent:

         THE CORPORATION COMPANY, INC.*       HAWAII UNITED STATES
         ------------------------------       ----------------------------------
         (Type name of registered agent)      (State or Country of incorporation
                                              or formation, if registered agent
                                              is an entity)

2.       Hawaii street address of registered agent's office:

         1000 BISHOP STREET, 15TH FLOOR, HONOLULU, HAWAII, 96813, USA

3. The address of the registered agent and address of the registered agent's office shall be identical.

I certify that I have read the above statements and that the same are true and correct to the best of my knowledge and belief.

GARY V. KLINEFELTER, SECRETARY                            08/26/2002 11:44:09 AM
------------------------------                            ----------------------
 Name/Signature and title of authorized officer or partner          Date

                                 STATE OF HAWAII

                   DEPARTMENT OP COMMERCE AND CONSUMER AFFAIRS

                                    Honolulu

                              CERTIFICATE OF MERGER

         I, ROBERT A. ALM, Director of Commerce and Consumer Affairs of the State of Hawaii, do hereby certify that pursuant to the Articles of Merger and Plan of Merger of U-HAUL OF HAWAII, INC., a Hawaii corporation, filed in this Department on October 2, 1989, in accordance with the provisions of Section 415-75 of the Hawaii Revised Statutes, VAL'S U-DRIVE, INCORPORATED, a Hawaii corporation, was merged with and into U-HAUL OF HAWAII, INC. on October 2, 1989 at 11:37 a.m.

                                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Commerce and Consumer Affairs, at Honolulu, State of Hawaii, this 9th day of October, 1989.

                                       /s/ [ILLEGIBLE]

                                    Director of Commerce and Consumer Affairs

                                    By  /s/ [ILLEGIBLE]
                                        -----------------------------
                                         Commissioner of Securities
                                         Business Registration Division

                                                                 DOMESTIC PROFIT

                                 STATE OF HAWAII
                  DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                         BUSINESS REGISTRATION DIVISION
                              1010 Richards Street
             Mailing Address: P. 0. Box 40, Honolulu, Hawaii 96810

                               ARTICLES OF MERGER
                            (Subsidiary into Parent)
                   (Section 415-75. Hawaii Revised Statutes)

                  The undersigned, duly authorized officers of the corporation submitting these Articles of Merger, certify as follows:

1. The name and state of incorporation of the parent or surviving corporation is:

             U-HAUL OF HAWAII, INC.                                  Hawaii
             ----------------------                                  ------
         (TYPE/PRINT CORPORATE NAME)                                (STATE)

2. The name and state of incorporation of the merging or subsidiary corporation is:

     VAL'S  U-DRIVE, INCORPORATED                                    Hawaii
     ----------------------------                                    ------
    (TYPE/PRINT CORPORATE NAME)                                      (STATE)

3. The surviving corporation owns at least 90% of the issued and outstanding shares of the merging corporation.

4.       The Plan of Merger is attached.

5. A copy of the Plan of Merger was mailed to all of the shareholders of the subsidiary corporation on

             June                  28                    1989.
            --------------------------------------------------
            (Month                Day                    Year)

6.

                                                               Number of Outstanding Shares
 Number of Outstanding Shares                                  of the Subsidiary, owned by
of the Subsidiary Corporation        Class/Series                 the Parent Corporation
------------------------------------------------------------------------------------------
           5,000                      COMMON/None                         5,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

We certify under the penalties of Section 415-136. Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.

Witness our hands this 26th day of September, 1989.

Parent or Surviving corporation: U-Haul of Hawaii, Inc.
------------------------------------------------------------
                                 (TYPE/PRINT CORPORATE NAME)

  Edward J. Arreola, President                           Ellen Heu, Secretary
  ----------------------------                         -------------------------
    (TYPE/PRINT NAME & TITLE)                          (TYPE/PRINT NAME & TITLE)

         [ILLEGIBLE]                                           [ILLEGIBLE]
   (SIGNATURE OF OFFICER)                               (SIGNATURE  OF OFFICER)

                       (SEE REVERSE SIDE FOR INSTRUCTIONS)

                                 PLAN OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 27th day of September, 1989, entered into by U-Haul of Hawaii, Inc., a Hawaii corporation, the surviving corporation and Val's U-Drive, Incorporated, a Hawaii corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Hawaii which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is The Corporation Company, Inc., 1000 Bishop Streets, Honolulu, Hawaii 96813.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                                                NUMBER OF
                                            NUMBER OF             SHARES            NUMBER          NUMBER
          COMPANY                            SHARES              ENTITLED            VOTED           VOTED
           NAME                            OUTSTANDING           TO VOTE              FOR           AGAINST
-----------------------------------------------------------------------------------------------------------
U-HAUL OF HAWAII, INC.                         100                   100                100             -0-

VAL'S U-DRIVE, INCORPORATED                  5,000                 5,000              5,000             -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Hawaii to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Hawaii.

                                       VI

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all liabilities and obligations of the Absorbed Corporation.

         We certify under the penalties of section 415-136, Hawaii Revised Statues, that we have read the above statements & that the same are true and correct.

                           Surviving Corporation:     U-HAUL OF HAWAII
                                                      a Hawaii Corporation

                           By: /s/ Edward J. Arreola
                               -------------------------------------------------
                               Edward J. Arreola, President & Director

                           By: /s/ Ellen C. Heu
                               -------------------------------------------------
                               Ellen C. Heu, Secretary & Director

         We certify under the penalties of section 415-136, Hawaii Revised Statues, that we have read the above statements & that the same are true and correct.

                           Absorbed Corporation:    VAL'S U-DRIVE,
                                                    INCORPORATED, a Hawaii
                                                    Corporation

                           By: /s/ Edward J. Arreola
                               -------------------------------------------------
                               Edward J. Arreola, President & Director

                           By: /s/ Ellen C. Heu
                               -------------------------------------------------
                               Ellen C. Heu, Secretary & Director

                                 STATE OF HAWAII

              DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

                                    Honolulu

                              CERTIFICATE OF MERGER

         I, ROBERT A. ALM, Director of Commerce and Consumer Affairs of the State of Hawaii, do hereby certify that MOVERS WORLD OF HAWAII, INC., a Hawaii corporation has been merged with and into U-HAUL OF HAWAII, INC., a Hawaii corporation; that the name of the surviving corporation is U-HAUL OF HAWAII, INC., that the Articles of Merger and Plan of Merger in conformity with Chapter 415, Hawaii Revised Statutes, were filed in the Department of Commerce and Consumer Affairs on December 29, 1988, and that the merger became effective on December 29, 1988 at 8:30 a.m.

                                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Commerce and Consumer Affairs, at Honolulu, State of Hawaii, this 17th day of January, 1989.

                                       /s/ [ILLEGIBLE]

                                    Director of Commerce and Consumer Affairs

                                    By /s/ [ILLEGIBLE]
                                       ---------------------------------------
                                         Commissioner of Securities
                                         Business Registration Division

                                                                          PROFIT

                                 STATE OF HAWAII
                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                         BUSINESS REGISTRATION DIVISION
                              1010 Richards Street
                 Mailing Address: P. O. Box 40. Honolulu. Hawaii 96810

                               ARTICLES OF MERGER
                    (Section 415-74, Hawaii Revised Statutes)

                  The undersigned, duly authorized officers of the corporations submitting these Articles of Merger, certify as follows:

1. The names and state of incorporation of the corporations proposing to merge are:

                         MOVERS WORLD OF HAWAII, INC.              Hawaii
                         ----------------------------              ------
                         (TYPE/PRINT CORPORATE NAME)              (STATE)

                         U-HAUL OF HAWAII, INC.                    Hawaii
                         ----------------------------              ------
                         (TYPE/PRINT CORPORATE NAME)              (STATE)

2.       The name and state of incorporation of the surviving corporation is:

                U-HAUL OF HAWAII, INC.                            Hawaii
            ----------------------------                          ------
            (TYPE/PRINT CORPORATE NAME)                          (STATE)

3.       The Plan of Merger is attached.

4.       Vote of the shareholders of the surviving corporation:

Number of Shares                                             Number Voting For       Number Voting
  Outstanding                         Class/Series              the Merger         Against the Merger
-----------------------------------------------------------------------------------------------------
     100                              COMMON                        100                     0
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

5.       Vote of the shareholders of the merging corporation:

Number of Shares                                             Number Voting For       Number Voting
  Outstanding                         Class/Series              the Merger         Against the Merger
-----------------------------------------------------------------------------------------------------
     100                              COMMON                        100                     0
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

6. The effective date of this Merger shall be upon the date of filing with the Department of Commerce and Consumer Affairs.

We certify under the penalties of Section 415-138, Hawaii Revised Statutes, that we have read the above statements and that they are true and correct.

Witness our hands this 20th day of December, 1988.

Surviving Corporation: U-HAUL OF HAWAII, INC.
-------------------------------------------------
                      (TYPE/PRINT CORPORATE NAME)

__________________________________             _________________________________
    (TYPE/PRINT NAME & TITLE)                      (TYPE/PRINT NAME & TITLE)

/s/ Richard Theye                              /s/ Hellen Heu
----------------------------------             ---------------------------------
 (SIGNATURE OF OFFICER)                          (SIGNATURE OF OFFICER)
Richard Theye, President & Director            Hellen Heu, Secretary & Director

Merging Corporation: MOVERS WORLD OF HAWAII, INC.
-------------------------------------------------
                     (TYPE/PRINT CORPORATE NAME)

/s/ John M. Dodds                               /s/ John A. Lorentz
-----------------------------------            -----------------------------
(TYPE/PRINT NAME & TITLE)                      (TYPE/PRINT NAME & TITLE)
John M. Dodds, President & Director             John A. Lorentz, Secretary &
                                               Director

_____________________________________          _________________________________
        (SIGNATURE OF OFFICER)                       (SIGNATURE OF OFFICER

                       (SEA REVERSE SIDE FOR INSTRUCTIONS)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 29st day of July, 1988, entered into by U-HAUL OF HAWAII, INC. the Surviving Corporation, and MOVERS WORLD OF HAWAII, INC., the Absorbed Corporation, both corporations of the State of Hawaii, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Hawaii, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location of that office is 1000 Bishop Streets, Honolulu, Hawaii 96813.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Absorbed Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations. The surviving corporations stock remains the same.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to Each Corporation Was as Follows:

                                   NUMBER OF                    NUMBER OF            NUMBER      NUMBER
                                    SHARES                       SHARES               VOTED      VOTED
        COMPANY NAME              OUTSTANDING                ENTITLED TO VOTE          FOR       AGAINST
---------------------------------------------------------------------------------------------------------
U-HAUL OF HAWAII, INC.                 100                          100                100          0

MOVERS WORLD OF HAWAII, INC.           100                          100                100          0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Hawaii, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Hawaii.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

IN WITNESS WHEREOF the corporate parties hereto execute this AGREEMENT/ARTICLES OF MERGER this 29th day of July, 1988.

               Surviving Corporation:         U-HAUL OF HAWAII, INC.

                                              a-Hawaii corporation

                                              BY: /s/ Richard Theye
                                                  --------------------------
                                                      Richard Theye, President
                                                                     Director
Verified

BY: /s/ Ellen Heu                             BY:
    -------------                                 ------------------------------
    Ellen Heu, Secretary                          Joe Glidden, Director
              & Director

               Absorbed Corporation:          MOVERS WORLD OF HAWAII, INC.,
                                              a Hawaii/corporation

                                              BY: /s/ John M. Dodds
                                                  ------------------------------
                                                  John M. Dodds, President &
                                                                  Director

Verified

BY : /s/ John A. Lorentz
     -------------------
    John A. Lorentz,
    Secretary

STATE OF HAWAII
COUNTY OF HONOLULU

         The undersigned, a Notary Public duly commissioned to take acknowledgment and administer oaths in the above captioned State, hereby certify that the abc signed officers of the above-named corporation personally appeared before me; acknowledged their execution of the foregoing Articles of Merger; and swore or attested to the facts therein stated.

         WITNESS my hand and Notarial Seal this 15th day of November, 1988.

                     (NOTARIAL SEAL)              /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                  NOTARY PUBLIC

                                                  MY COMMISSION EXPIRES. 5/13/90

STATE OP ARIZONA

COUNTY OF MARICOPA

         The undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the above captioned State, hereby certify that the above signee officers of the above-named corporation personally appeared before me; acknowledged their execution of the foregoing Articles of Merger; and swore or attested to the facts therein stated.

         WITNESS my hand and Notarial Seal this 29th day of July, 1988.

                                                 /s/ [ILLEGIBLE]
                                                 ------------------------------
                                                 NOTARY PUBLIC

     (NOTARIAL SEAL)

                        CONSENT TO USE OF SIMILAR NAME .

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO. OF OREGON, a corporation organized and existing under the laws of the State of Oregon and which is qualified to do business in the State of Hawaii.

         2. The name of the corporation to which this Consent is being given which is about to be organized under the laws of the State of Hawaii is:

                             U-HAUL OF HAWAII, INC.

         IN WITNESS WHEREOF, this corporation has caused this Consent to be executed this 7th day of May, 1984.

                                             U-HAUL CO. OF OREGON, an Oregon
                                             corporation

                                             BY: /s/ John A. Lorentz
                                                 -------------------------------
                                                 John A. Lorentz,  Assistant
                                                                       Secretary

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared John A. Lorentz known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 7th day of May, 1984.

                                                      /s/ [ILLEGIBLE]
                                                      --------------------------
                                                         NOTARY PUBLIC

                                             MY COMMISSION EXPIRES APRIL 5, 1988

        (NOTARIAL SEAL)

                                 STATE OF HAWAII
                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                         Business Registration Division
                                    Honolulu

                                  -----------

In the Matter of the Incorporation    )
                                      )
                    of                )
                                      )
U-HAUL OF HAWAII, INC.                )
                                      )

                            ARTICLES OF INCORPORATION

5719701
CASE, KAY & LYNCH
(William W. L. Yuen)
Grosvenor Center,
Mauka Tower, Suite 2600
737 Bishop Street
Honolulu, Hawaii 96813

052384/0740A

                                STATE OF HAWAII

                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                         Business Registration Division
                                    Honolulu

In the Matter of the Incorporation          )
                                            )
                     of                     )
                                            )
U-HAUL OF HAWAII, INC.                      )
                                            )
____________________________________________)

                            ARTICLES OF INCORPORATION

         BE IT KNOWN THAT the undersigned, desiring to form a corporation under the laws of the State of Hawaii, hereby execute(s) the following Articles of
Incorporation:

                                   ARTICLE I.

         The name of the corporation shall be:

                             U-HAUL OF HAWAII, INC.

                                   ARTICLE II.

         The location of the principal office of the corporation shall be Honolulu, State of Hawaii, and the specific address of its initial office shall be at 2722 Kilihau Street, Honolulu, Hawaii, 96819, or at such other location in the State of Hawaii as the Board of Directors may designate.

                                  ARTICLE III.

         Section 1. The purposes for which this corporation is organized and its powers in connection therewith are as follows:

         (a) To engage in the business of leasing and renting trucks, trailers, vans and automobiles to business enterprises and the general public;

         (b) To undertake and carry on any business, investment, transaction, venture or enterprise which may be lawfully undertaken or carried on by a corporation under the law of the State of Hawaii from time to time and the rules and regulations of the regulating board concerned.

         Section 2. And in furtherance of said purposes, the corporation shall have all powers, rights, privileges and immunities, and shall be subject to all of the liabilities conferred or imposed by law upon corporations of this nature, and shall be subject to and have all the benefits of all general laws with respect to corporations. Subject to and without limiting the generality of the foregoing, the corporation shall have the following powers:

         (a)      To have succession by its corporate name perpetually;

         (b)      To sue and be sued in any court;

         (c)      To make and use a common seal, and alter it at its pleasure;

         (d) To hold, purchase, and convey such property as the purposes of the corporation require, without limit, and to mortgage, pledge, and hypothecate the same to secure any debt of the corporation;

         (e) To appoint such subordinate officers and agents as the business of the corporation requires;

         (f) To sell, convey, mortgage, pledge, lease, exchange, transfer, and otherwise dispose of all or any part of its property and assets;

         (g) To lend money to its employees, officers, and directors, and otherwise assist its employees, officers, and directors;

         (h) To purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality, or of any instrumentality thereof;

         (i) To make contracts and guarantees and incur liabilities, borrow money at such rates of interest as the corporation may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage or pledge of all or any of its property, franchises, and income;

         (j) To lend money for its corporate purposes, invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested;

         (k) To conduct its business, carry on its operations, and have offices and exercise the powers granted by this section in any state, territory, district, or possession of the United States, or in any foreign country;

         (l) To elect or appoint officers and agents of the corporation, and define their duties and fix their compensation;

         (m) To make and alter bylaws, not inconsistent with these Articles of Incorporation or with the laws of the State of Hawaii; provided, however, that the power to alter, amend, or repeal the bylaws or to adopt new bylaws shall be reserved to the shareholders;

         (n) To make donations for the public welfare or for charitable, scientific, or educational purposes;

         (o)      In time of war to transact any lawful business;

         (p) To indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful;

         (q) To indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper;

         (r) To purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article.

         (s) To pay pensions and establish pension plans, pension trusts, profit-sharing plans, stock bonus plans, stock option plans, and other incentive or benefit plans for any of its directors, officers, and employees; and, to the extent permitted by applicable federal law, to indemnify and purchase and maintain insurance on behalf of any fiduciary of any employee benefit plan or trust maintained for the benefit of employees of the corporation or another corporation in which it owns shares;

         (t) To cease its corporate activities and surrender its corporate franchise;

         (u) To have and exercise all powers necessary or convenient to effect any or all, of the purposes for which the corporation is organized.

                                  ARTICLE IV.

         Section 1. The authorized capital stock of the corporation shall be FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), divided into FIVE THOUSAND (5,000) shares of common stock of the par value of TEN AND NO/100 DOLLARS ($10.00) a share. The corporation shall have the privilege of subsequent extension of its capital stock from time to time in the manner provided by law by the issuance of either common or preferred stock to an amount not exceeding ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) in the aggregate.

         The names of the subscribers for shares, the number of shares subscribed for by each subscriber, the subscription price for the shares subscribed for by each subscriber and the amount of the capital paid in cash by each subscriber are as follows:

                             No. of            Subscription            Amt. of
                             Shares             Price for              Capital
                           Subscribed           Each Share             Paid in
                            for by             Subscribed              Cash by
   Names of                  Each              for by Each            Each Sub-
  Subscriber               Subscriber           Subscriber             scriber
  ----------               ----------           ----------             -------
AMERCO, a Nevada
corporation                   100                 $10.00              $1,000.00

         Section 2. The corporation shall have power from time to time to create an additional class or additional classes of stock, with or without par value. Such additional class or classes of stock may have such terms, preferences, voting powers, restrictions and qualifications thereof as shall be fixed by these Articles or by the resolution of the shareholders authorizing the issue thereof in accordance with law. The Board of Directors is authorized to issue authorized and unissued shares of any class. If, whenever, and as often as shares of stock of the corporation without par value shall be authorized as permitted by law, the Board of Directors is authorized to determine what portion of the consideration for which such shares shall be issued shall constitute capital and what portion, if any, paid-in surplus, subject to the applicable provisions of these Articles and the provisions of law. Any and all shares of stock, bonds, debentures or other securities or obligations of the corporation, whether or not convertible into stock or carrying warrants entitling the holder thereof to subscribe to stock, may be issued, optioned, sold and/or disposed of from time to time by the Board of Directors to such persons, entities, firms or corporations, and for such consideration (so far as may be permitted by law) as the Board of Directors shall from time to time in its absolute discretion determine.

         Section 3. No holder of stock of the corporation of any class shall, as such holder, have any preemptive right to subscribe to, purchase, or otherwise acquire, any shares of any class of stock of the corporation, whether now or hereafter authorized, or obligations convertible into any class or classes of stock or stock of any class convertible into stock of any other class or classes or of any other series of the same class, and/or obligations, stock or other securities carrying warrants or rights to subscribe to stock of the corporation of any class or classes, whether now or hereafter authorized.

                                   ARTICLE V.

         The corporation shall have a Board of Directors of at least one but not more than fifteen members if the corporation has only one stockholder. If the corporation has two stockholders, the Board of Directors shall have at least two but not more than fifteen members. If the corporation has three or more stockholders, the Board of Directors shall have at least three but not more than fifteen members. The members of the Board of Directors shall be elected or appointed at such times, in such manner and for such terms as may be prescribed by the Bylaws. The Bylaws may provide for the removal of directors and the filling of vacancies and may contain provisions that the remaining members of the Board of Directors (although less than a majority thereof) may fill vacancies in the Board of Directors, including temporary vacancies caused by the illness of any director or the absence of any director from the State of Hawaii. No director need be a shareholder of the corporation.

         The Board of Directors shall have full power to control and direct the business and affairs of the corporation and to provide for any and every lawful act, whether in the ordinary course of business of the corporation or otherwise, including specifically, but without limitation to the generality of the foregoing, the power to provide for the purchase by the corporation of such property as the purposes of the corporation shall require, without limit as to amount, the power to provide for the incurring by the corporation of debts, without limit as to amount, and in excess of the capital stock of the corporation, and the issuance of notes, bonds, and other evidences of such debts, the power to provide for the mortgage, pledge and/or hypothecation of all or any part of the assets of the corporation, including after-acquired assets, as security for any debt or debts of the corporation, the power to create such committees (including an executive committee or committees) and to designate as members of such committees such persons as it shall determine, and to confer upon such committees, such powers and authorities as may by resolution be set forth for the purpose of carrying on or exercising any of the powers of the corporation, and the power to remove or suspend any officer.

                                  ARTICLE VI.

         The officers of the corporation shall be a President, one or more Vice Presidents, a Treasurer, a Secretary and such other officers and subordinate officers as may be provided for in the Bylaws. The officers shall be appointed at such times, in such manner and for such terms as may be prescribed by the Bylaws. No officer or subordinate officer need be a shareholder of the corporation.

         The persons who are the first officers and directors of the corporation, together with their residence addresses, are as follows:

         JIM LEE MARTIN                 President
         4441 So. East 302d Street      Director
         Route 2, Box 1020B
         Troutdale, Oregon 97060

         JOHN A. LORENZ                 Vice-President
         2049 E. La Jolla Drive         Secretary
         Temple, Arizona 85282          Treasurer
                                        Director

         WILLIAM W. L. YUEN             Assistant Secretary
         962 Uwao Street                Director
         Honolulu, Hawaii 96825

                                  ARTICLE VII.

         No contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more of its directors are directors or are financially interested, shall be either void or voidable by reason of the fact that such director or directors are present at the meeting of the Board of Directors, or committee thereof, which authorizes or approves such contract or transaction, or that his or her or their votes are counted for such purpose if
(a) the fact of such common directorship or financial interest be disclosed or known to the Board of Directors or committee, and the Board of Directors or committee authorize, approve or ratify such contract or transaction in good faith by a vote sufficient for such purpose, without counting the vote or votes of such director or directors; or (b) the fact of such common directorship or financial interest be disclosed or known to the shareholders and they approve or ratify such contract or transaction in good faith by the affirmative vote or written consent of two-thirds of the shareholders entitled to vote; or (c) if it be affirmatively shown that the contract or transaction be just and reasonable as to the corporation at the time it was authorized or approved. Such common or interested directors may be counted in determining the presence of a quorum at such meeting.

                                  ARTICLE VIII.

         The corporation shall have succession by its corporate name in perpetuity and shall have all the powers herein enumerated or implied herefrom and the powers now provided (or which may be hereafter provided) by law for incorporated companies.

                                  ARTICLE IX.

         Service of legal process may be made upon the corporation in the manner provided by law.

                                   ARTICLE X.

         No shareholder shall be liable for the debts of the corporation beyond the amount which may be due or unpaid upon any share or shares of stock of said corporation owned by him or her.

                                         /s/ WILLIAM W. L. YUEN
                                         ----------------------------------
                                         WILLIAM W. L. YUEN

STATE OF HAWAII                         )
                                        ) SS:
CITY AND COUNTY OF HONOLULU             )

         On this 23rd day of May, 1981, before me personally appeared WILLIAM
W. L. YUEN, to me personally known to be the person described in and who executed the foregoing instrument, and acknowledged that the same was executed as the free act and deed of said person.

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Notary Public,  State of Hawaii

                                        My commission expires: 8/30/85